UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 4, 2022

Crown Castle International Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-16441	76-0470458
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8020 Katy Freeway, Houston, Texas 77024
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (713) 570-3000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, $0.01 par value	CCI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01 - ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On March 4, 2022, Crown Castle International Corp. (“Company”) closed its previously announced public offering (“Debt Offering”) of $750,000,000 aggregate principal amount of the Company’s 2.900% Senior Notes due 2027 (“Notes”). The Notes were issued pursuant to an indenture dated as of February 11, 2019 (“Base Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (“Trustee”), as amended and supplemented by the seventh supplemental indenture dated as of March 4, 2022 (“Seventh Supplemental Indenture” and, together with the Base Indenture, “Indenture”), between the Company and the Trustee. The Company intends to use the net proceeds from the Debt Offering to repay a portion of the outstanding indebtedness under its commercial paper program and pay related fees and expenses. Amounts repaid under such program may be reborrowed in connection with redeeming or repaying other outstanding indebtedness in the near term.

The Notes are senior unsecured obligations of the Company, which rank equally with all existing and future senior indebtedness of the Company, including the Company’s obligations under its senior unsecured credit facility, its commercial paper program and its existing bonds, and senior to all future subordinated indebtedness of the Company. The Notes will effectively rank junior to all of the Company’s secured indebtedness to the extent of the value of the assets securing such indebtedness. The Notes will be structurally subordinated to all existing and future liabilities and obligations of the Company’s subsidiaries. The Notes will bear interest at a rate of 2.900% per annum, with interest on the Notes payable semi-annually on March 15 and September 15, to persons who are registered holders of the Notes on the immediately preceding March 1 and September 1, beginning on September 15, 2022.

The Indenture limits the ability of the Company and its subsidiaries to incur certain liens and merge with or into other companies, in each case subject to certain exceptions and qualifications set forth in the Indenture.

In the event of a Change of Control Triggering Event (as defined in the Indenture), holders of the Notes will have the right to require the Company to repurchase all or any part of the Notes at a purchase price equal to 101% of the aggregate principal amount of such Notes, plus accrued and unpaid interest, if any, to the date of such repurchase.

The Notes will mature on March 15, 2027. However, the Company, at its option, may redeem some or all of the Notes at any time or from time to time prior to their maturity. If the Company elects to redeem the Notes prior to February 15, 2027 (the date that is one month prior to their maturity date) (“Par Call Date”), the Company will pay a redemption price in respect of the Notes to be redeemed equal to the greater of the following amounts, plus, in each case, accrued and unpaid interest thereon to but excluding the redemption date:

(1)	100% of the aggregate principal amount of the Notes to be redeemed; or
(2)

the sum of the present values of the remaining scheduled payments of principal and interest on the Notes to be redeemed, assuming, for this purpose, that such Notes mature on the Par Call Date, discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) using a discount rate equal to the Treasury Rate (as defined in the Seventh Supplemental Indenture), plus 20 basis points.

If the Company elects to redeem the Notes on or after the Par Call Date, the Company will pay a redemption price equal to 100% of the principal amount of the Notes redeemed, plus accrued and unpaid interest thereon to but excluding the redemption date.

The above description of the Indenture does not purport to be a complete statement of the parties’ rights and obligations under the Indenture and is qualified in its entirety by reference to the terms of the Base Indenture, a copy of which was filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on February 11, 2019, and the Seventh Supplemental Indenture, a copy of which the Company is filing as Exhibit 4.1 to this Current Report on Form 8-K, and which is incorporated herein by reference.

ITEM 2.03 - CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

The information in Item 1.01 is incorporated herein by reference.

ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit Index

Exhibit No.	Description
4.1

Seventh Supplemental Indenture dated March 4, 2022, between Crown Castle International Corp. and The Bank of New York Mellon Trust Company, N.A., as trustee, to the Indenture dated February 11, 2019, between Crown Castle International Corp. and The Bank of New York Mellon Trust Company, N.A., as trustee

5.1	Opinion of Cravath, Swaine & Moore LLP, relating to the Notes (including the consent required with respect thereto)
23.1	Consent of Cravath, Swaine & Moore LLP (included in Exhibit 5.1)
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

Cautionary Language Regarding Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements that are based on current expectations of management of the Company. Such statements include plans, projections and estimates regarding the use of proceeds from the Debt Offering. Such forward-looking statements are subject to certain risks, uncertainties and assumptions, including prevailing market conditions and other factors. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those expected.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CROWN CASTLE INTERNATIONAL CORP.

By:	/s/ Kenneth J. Simon
Name:	Kenneth J. Simon
Title:	Executive Vice President and General Counsel

Date: March 4, 2022